7th Annual Wachovia Capital Market, LLC
Pipeline and MLP Symposium
December 9, 2008

Management Representatives
Joseph A. Mills
Chairman & Chief Executive Officer
Alfredo Garcia
Senior Vice President, Corporate Development and Acting CFO
Elizabeth Wilkinson
Vice President, Investor Relations and Treasurer

 The statements made by representatives of Eagle Rock during the course of this presentation that are not historical facts are forward-looking statements. Although Eagle Rock believes that the assumptions underlying these statements are reasonable, readers are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Eagle Rock’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in documents filed with the Securities and Exchange Commission.
 Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, including risks related to the gathering, processing, and marketing of natural gas and natural gas liquids, or NGLs. These risks include the risks described in documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect,
 Eagle Rock’s actual results and plans could differ materially from those expressed in any forward-looking statements.
 The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.
Looking Forward Statements

Our Business
▪ Eagle Rock Energy Partners, L.P. (NASDAQ GS:EROC) is a growth-oriented publicly traded Master Limited Partnership (MLP) with a market capitalization in excess of $557 million.
▪ Three businesses:
 – Midstream Business - gathering, compressing, treating, processing, transporting and selling natural gas, fractionating and transporting natural gas liquids, or NGLs;
 ▪ Grown through acquisition of midstream assets in high drilling growth areas with low decline rates
 ▪ Expanded with organic growth opportunities in core areas
 • Texas Panhandle, East Texas/Louisiana, S. and W. Texas
 – Upstream Business - acquiring, exploiting, developing and producing oil and natural gas properties;
 ▪ operate mature oil and gas properties with low decline rates
 • low-risk development and recompletion opportunities
 ▪ Upstream all onshore, lower 48, preferring to operate the properties we own
 ▪ Seeking balance of oil and gas (hydrocarbon mix)
 – Minerals - acquiring and managing fee minerals and royalty interests, either through direct ownership or through investment in other partnerships in properties located in multiple producing trends across the United States.
 ▪ Acquire long life royalties and proved reserves
 ▪ Minerals in active drilling areas to enable the regeneration effect
 ▪ Proactively manage minerals to attract E&P investment

Business Strategy
▪ Objective: Grow unitholder value over time while generating stable, growing cash distributions for our unitholders
▪ Maximize value and efficiency of existing assets
 – Achieving operational and financial excellence in our businesses
 – Optimization of current assets, throughputs and production volumes
▪ Maintain Low Cost Structure
 – Improved O&M and LOE cost structure in Midstream and Upstream businesses
 ▪ Midstream = $.35 / Mcfe
 ▪ Upstream = $2.15 / Mcfe
▪ Strive to be Best in Class Safety Record
 – RIR = 2.04 YTD
▪ Pursue Organic Growth Opportunities
 – Continuously identifying and ranking projects and opportunities
 – 2008 Organic Growth CAPEX = $43.3 MM
 – 2009 Organic Growth CAPEX = $30.0 MM
 – Target IRR of 18% in Midstream business and 25% IRR in Upstream business
 – Expected payout in 18 - 36 months

Business Strategy
▪ Pursue Opportunistic Acquisitions
 – Executing accretive low-risk acquisitions
 – Target hurdle rate = 12% ROR
 – Strategic acquisitions in areas of interest (East Texas)
▪ Maintain Diversified Business Profile
 – By business (midstream, upstream and minerals)
 – By geography (TX Panhandle, E.TX / LA, S. TX and W. TX)
 – By contracting agreements (POP, POL, Fixed Recovery)
 – By service provided (gathering vs. processing)
▪ Distinguishing Characteristics
 – Spectrum of acquisition opportunities broader through diversification across energy value chain
 – Vertical integration synergies
 – Relationship to Natural Gas Partners - drop down opportunities

EAGLE ROCK
ENERGY PARTNERS

MINERALS

We collect revenue, but bear no operating costs

UPSTREAM

We share in both revenues and operating costs

MIDSTREAM

We share in revenues, collect fees and bear operating costs

We collect 3rd party and equity production
Drilling and production activities conducted by others
We engage in low-risk development drilling and recompletions
We own operated and non-operated working interests in producing wells
We own and operate compressor stations
We own and operate gas treatment and processing plants
We own minerals

Eagle Rock Value Chain

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Cumulative Acquisition Expenditures, $ millions
Midstream
Dry Trail
Midstream
Camp Ruby
Indian Springs
Midstream
Panhandle
Assets
Midstream
Brookeland
Masters Creek
Jasper County
Upstream
Escambia
Redman
Minerals
Montierra
MacLondon
Midstream
Laser
Upstream
Stanolind
Midstream
MMP
2003
2004
2005
2006
2007
2008

Midstream - $1078 million
Upstream - $514 million
Minerals - $157 million
Acquisition Track Record (2003-2008)

Current Statistics
As of December 2, 2008
▪ Total Units Outstanding = 77.3 MM (post Millennium)
▪ Current Unit Price = $7.21
▪ Market Capitalization = $557 MM
▪ Total Debt = $799 MM
▪ Enterprise Value = $1,356 MM
▪ TTM EBITDA = $237.7 MM
▪ Q3 2008 EBITDA = $75.5 MM
▪ Q3 2008 Distribution = $.41 / unit
 – Annualized $1.64 / unit
 – DCF = $60.0 MM
 – Coverage Ratio = 200%
▪ Current Yield = 22.7%

EAGLE ROCK
ENERGY PARTNERS

	Third Quarter 2008	Third Quarter 2007	Second Quarter 2008 (1)	Q3 2008 vs Q3 2007	Q3 2008 vs Q2 2008
Revenues ($MM) (2)	684	277	186	147%	267%
Segment Operating Income, Excluding Corporate Segment and Impairment ($MM)	80	27	67	197%	18%
Adjusted EBITDA ($MM) (3)	75	45	58	67%	31%
Distributable Cash Flow ($MM) (3)	60	32	37	89%	63%
Annualized Quarterly Distribution Rate ($/unit)	1.64	1.47	1.64	12%	0%
Total Assets ($MM)	1,873	1,609	1,765	16%	6%
Debt to Capitalization, percent	54	44	60	-10	6
Coverage Ratio	2.00 x	1.19 x	1.22 x	0.81 x	0.78 x

(1) Includes two months of Stanolind(Permian) operations and the effects of a lightning strike and our scheduled BEC turnaround.

(2) Includes unrealized, non-cash, mark-to-market commodity derivative gains/ (losses) of $256 MM in Q3 2008, $9 MM in Q3 2007, and ($256) MM in Q2 2008.

(3) Tables presenting a reconciliation of the non-GAAP financial measures of (i) Adjusted EBITDA to the GAAP financial measure of net income (loss) and (ii) Distributable Cash Flow to the GAAP financial measure of net income (loss) for each of the periods indicated appear in the Eagle Rock's Third Quarter 2008 earnings press release filed on Form 8-K on November 5, 2008.

Third Quarter 2008 Achievements
Consolidated Financial Results

20.0 % Compounded Quarterly Distribution Growth Rate
Adjusted EBITDA
Total Distributions
Quarterly Distribution Rate
($000's)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0.4200
$0.4100
$0.4000
$0.3900
$0.3800
$0.3700
$0.3600
$0.3500
$0.3400
$0.3300
Quarterly Distribution Rate ($ per Unit)
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008

Consolidated 2007 and YTD 2008 Results
Adjusted EBITDA and Distribution Growth

Midstream Business

PANHANDLE SYSTEMS
E. TX / LA SYSTEMS
W. TX SYSTEMS
S. TX SYSTEMS

•Panhandle
•3,800 miles of pipeline
•125,000 compression HP
•7 processing plants
•154 MMCFD 2008 avg vol
•West Texas
•100 miles of pipeline
•Gathering system with delivery to 3rd
party plant for processing
•14 MMCFD 2008 avg vol
•South Texas
•137 miles of pipeline
•3 processing JT skids
•79.9 MMCFD 2008 avg vol
•East Texas
•1,345 miles of pipeline
•5 processing plants
•272 MMCFD 2008 avg vol
•GOM
•2 processing plants
•470 MMCFD processing capacity
•Acquired Oct 1 as part of MMP
Midstream Operations

- **Q3 gathered volumes flat with Q2**
  - Midstream operations impacted by 14 MMCF/d due to Ike & Gustav
  - E. Tx down 9 days.
  - South Texas volume curtailed 12 days
- **Q3 Equity NGL's up 12% vs. Q2**
  - Increase due to higher run-times in Tx Panhandle and increased volumes in E. Tx area

Midstream Production
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
MCF Per Day
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Equity BBL/D
1Q08(a)
2Q08(a)
3Q08(a)
Panhandle
East Texas
South Texas
BBL/D

	1Q08(a)	2Q08(a)	3Q08(a)
Panhandle	154,570	149,881	159,254
East Texas	163,817	179,744	173,252
South Texas	78,075	84,514	82,046
	396,462	**414,139**	**414,552**

Midstream Production
Year-to-Date Results

Capital Expenditures
($) Thousands
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Maintenance
Well Connects
Growth

	1Q08(a)	2Q08(a)	3Q08(b)
Growth	7,288	9,877	5,642
Well Connects	735	1,236	2,228
Maintenance	2,403	405	2,389

• Arrington plant expansion
 moving from design to
 construction.
• Completing Cargray
 residue compressor station
• A 987 lateral scheduled for
 4th quarter.
• Cargray Plant condensate
 stabilization to be
 constructed in 4th quarter.
• Gas connect activity
 increased during Q3
Midstream Capital

MMP EAST
MMP CENTRAL
Brookeland Plant
Indian Springs Plant
Houston
Henderson
Anderson
Freestone
Limestone
Leon
Houston
Robertson
Burleson
Colorado
Fort Bend
Harris
San Jacinto
Liberty
Hardin
Jefferson
Orange
Tyler
Jasper
Newton
Panola
Shelby
San Augustine
Sabine
De Soto
Red River
Winn
Grant
Vernon
Beauregard
Allen
Calcasieu
Jefferson Davis
Cameron

East Texas Footprint

SAGG AREA
BBX
LAKE
RENE
Jasper
Newton
Legend
Proposed Well
Dedicated
Undedicated
ERGC Pipeline

•A 987
•Released: Yes
•Target Feb 2009
•CapEx: $5.0 MM
•Anadarko
•A 220
•Released: No
•Target May 2009
•CapEx: study
•Anadarko
•A 17
•Released: No
•Target Apr 2009
•CapEx: study
•Anadarko
•A 627
•IP 25 mmcfd
•Sep 2008
•CapEx: $.95 MM
•Anadarko
•A 266
•Released: Yes
•Target Jan 2009
•CapEx: $.8 MM
•Anadarko
•A 520#2
•Released: Yes
•Target Dec 2008
•CapEx: $.3 MM
•Anadarko
•A 995#2
•Released: No
•Target Apr 2009
•CapEx: $ ..5 MM
•Anadarko
•Younger 1-H
•Released: No
•Target Feb 2009
•CapEx: $2.8 MM
•BBX
•Unnamed
•Released: No
•Target Unknown
•CapEx: study
•Anadarko
Brookeland System Supply
Expansion of Austin Chalk Play

EAGLE ROCK
ENERGY PARTNERS

Angelina
Tyler
Angelina
Jasper
Jasper
Tyler
Tyler
Polk

•Lake Tejas 2-1
•Sept 2008
•8 mmcfd IP
•CapEx: $.? MM
•Geosouthern
•Lake Tejas 3-1
•Released: No
•Target Feb 2009
•CapEx: $.? MM
•Geosouthern
•A 444
•Released: No
•Target Feb 2009
•CapEx: $1.1 MM
•Anadarko
•A 1070
•Released: No
•Target Apr 2009
•CapEx: $.3 MM
•Anadarko
•Ergon System
•Continues to
maintain volumes at
30 mmcfd
•BBX System
•Continue to add
volumes
•New BBX Area
•Major stepout opportunity
•Major competitor Indian
Springs Plant
•New Meridian Area
•Major stepout opportunity
•Major competitor Indian
Springs Plant
Tyler County

Millennium assets
• Closed the acquisition on October 1
 – 100% of the fulltime employees joined us
 – Senior management team integrated into existing
 leadership team
• Onshore volumes continue to grow
 – Current throughput of 110 MMCF/d
• Q4 GOM volumes impacted by Ike and Gustav
 – Mezzanine volumes are flowing
 – Yscloskey continuing repairs, expect Jan 2009 startup
 – North Terrebonne on line week of Nov 17, 2008

EAGLE ROCK ENERGY PARTNERS

Legend
MME Pipeline
DESOTO
DOUGLAS SYSTEM
WINSTON BETHUNE SYSTEM

•James Lime Play
•Continues to expand
•Saint Mary’s recent well 12 mmcfd
IP
•Southwestern, Samson,
Chesapeake and others major
players
•Marathon (East Douglas)
•Continued drilling for Petite/Lime
•New wells down
•Goodrich East Lake Expansion
•7 mile stepout to area with no
infrastructure
•1 well drilled with no outlet
•Sonerra and Southwestern have acreage
positions in the area
•Encana expansion
•Expanding their raintree system
which delivers back to East Texas
System
•15 to 40 well program
•First wells are drilling
Millennium East Texas System
Central Pipeline Area

Spending Plans:
 Maintenance capital
   2008: $12 MM
  2009: $15 MM
 Growth capital
  2008: $37 MM
  2009: $25 MM
Growth Activity Completed or Under Way:
 • Consolidation of Stinnett volumes to Cargray (completed)
 • Compressor Station Expansions at Red Deer, Arrington, and Lora (completed)
 • New Cargray Plant Residue Compressor (early Q4)
 • Relocation of Stinnett cryogenic plant to Arrington (est completion Q1/Q2 2009)
Growth Opportunities Under Consideration for 2009/2010:
 • Brookeland Plant Expansion
 • Panhandle NRU Plant
 • East Texas 7 mile Stepout
 • S TX Phase 1 Interconnect
Midstream Capital
2008 & 2009

Upstream Business

Alabama Assets
29 Producing wells
73% Avg. W.I.
4.8 MMcfd, 1700 Bopd,
700 Blpd, 160 LT/d
Permian Assets
236 Producing wells
92% Avg. W.I.
2.0 MMcfd, 400 Bopd,
170 Blpd,
S. TX Assets
12 Producing wells
100% W.I.
3.2 MMcfd, 30 Bopd
E. TX Assets
32 Producing wells
80% W.I.
3.8 MMcfd, 300 Bopd,
420 Blpd, 120 LT/d
Total Upstream Assets
309 Operated Producing wells
131 OBO Wells (3% Avg. W.I.)
13.4 MMcfd, 2500 Bopd, 1300
Blpd, 281 LT/d
Upstream Segment
Assets by Geographic Area

Proved Reserves By Category (%)
(as of 1/1/2008, before Stanolind)
87
9
4
PDP
PDNP
PUD

Proved Reserves by Product (%)
(as of 1/1/2008, before Stanolind)
37
33
29
Oil
Gas
NGL

Upstream Segment
YTD Highlights (through Sep 30, 2008)
• Revenues: $140 MM
• OPEX (including TOTI): $29 MM
• DD&A: $30 MM
• Operating Income $81 MM
• Net Production: 32.3 MMcfe/d
• Total Proved Reserves at 1/1/08:
 117.3 Bcfe (before Stanolind)

Upstream Production
Average Production (MMcfe/d)
45
40
35
30
25
20
15
10
5
-
1Q08(a)
2Q08(a)
3Q08(a)
AI, ETX, STX Assets
Permian Assets

• 3Q production averaged 36.3 MMcfe/d
 – AL / E. TX / S. TX - 30.9 MMcfe/d
 – Permian - 900 Boepd

• Full Run-time in Alabama in 3Q
 – Net - 19.9 MMcfe/d
 – BEC averaged 42 MMcf/d FWS
 inlet
• Permian production rate gained 18%
 over 2Q08
 – Production added from new drills
 – Uplift from remedial program
• E. TX and Jourdanton showed
 production growth throughout 2008
 – E. TX treating and enhancements
 – Jourdanton recompletion program

Upstream Production
3Q08 YTD Results

EAGLE ROCK
ENERGY PARTNERS

104°
102°
100°
Palo Duro Basin
34°
NEW MEXICO
TEXAS
Matador Arch
Northwest Shelf
San Simon Channel
Eastern Shelf
NEW MEXICO
TEXAS
Midland Basin
Central Basin Platform
32°
Delaware Basin
Diablo Platform
TEXAS
MEXICO
Ozona Arch
Val Verde Basin
Marathon-Ouachita Fold Belt
30°
NEW MEXICO
TEXAS
0 100 mi
0 100 km
Permian Basin

Ward County
Crane County
Ward Estes
Southern
River
Pecos County

Permian Basin Operations

Net BOE/D
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
2Q08(a)
3Q08(a)
4Q08(f)
Production (Boepd)

• Production growth from 760 to 960+
 Boe/d since acquisition

• Upside for current completions,
 workovers, stimulations compared to
 current production forecast
• Strong technical team is hitting stride
 – Extensive list of projects
 available for additional 2009
 capital
 – Additional 2009 drilling inventory
 being prepared

Permian Production
3Q08 YTD Results

Spending Plans:
 Maintenance capital
   2008: $16 MM
  2009: $5 MM
 Growth capital
  2008: $6 MM
  2009: $5 MM
Growth Activity Completed or Under Way:
 • Low Risk Probable and Proved Undeveloped drilling in the Ward Estes
  Field, Ward County, Texas
 • Ongoing Low Risk Recompletion activity at Jourdanton Field.
2009 Upstream Capital
Growth and Maintenance

Minerals

Proved Reserves by Product (%)
(as of 1/1/2008)
76
24
Oil
Gas

2008 YTD Highlights
Minerals Segment
▪ Revenues: $34.6 MM
▪ TOTI: $1.4 MM
▪ DD&A: $6.5 MM
▪ Operating Income $26.8 MM
▪ Net Production: 6.6 MMcfe/d
▪ Total Proved Reserves at 1/1/08 - 22.3 Bcfe
▪ Regeneration Effect from operators drilling
▪ No Maintenance CapEx or LOE

Eagle Rock Mineral Assets
• Highly diversified fee mineral assets
 – 5.6 MM Gross acres / 430,000 net mineral acres
 – 10 states (TX, LA, MS, AL, FL, MI, CA, OK, AR, NY)
• Royalties in approximately 3000 wells
 – Wells are located in 17 states
 – Large diversification of operators, geological plays and basins
• Active Leasing program in 2007 & 2008
 – Generated approx $14 MM in leasing bonuses
 – $8.5 MM in one transaction in Q3 2008 (Haynesville - E.Tx)
 – Large percentage of executive rights administered by “Minerals
 Manager”
 – Third Party Partnership holds WI in Haynesville Play

Permian / Upper Gulf Coast /
Mid Continent
Numerous Fields
Generated $14 leasing bonuses
3rd party partnership owns WI in
Haynesville Play
LA Basin
Brea Olinda Field, et al
San Juan CBM
NE Blanco, et al
Eagle Rock Mineral Assets

• Expanded credit facility from $800 MM to $980 MM in commitments, with approx $175 MM in availability
• Cutting operating and G&A costs
 • Aggressively negotiating cost reductions with suppliers
 • Reviewing overall Operating cost structure
 • Potential reductions in staffing levels in 2009
•Evaluating possible asset sales to generate liquidity, if necessary
• Aggressively monitoring our counterparty risk and collection of AR
• Reducing CAPEX plans for 2009
 • Deferring large midstream capital projects until 2010
 • Evaluating deferring completion of new Arrington plant
 installation until Q2 or Q3 of 2009 if possible
Managing Through Turbulent Times

• Record financial results in each successive quarter of 2008 YTD.
• Third-quarter 2008 operating income contribution:
 • 42% Midstream
 • 40% Upstream
 • 18% Minerals
•Delivering on organic and acquisition growth in 2008
•Continuing interest in growing all three lines of business, albeit at a more conservative pace in 2009
•Focused on managing through turbulent times to provide for stable distributions to unitholders
Summary